SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                   May 3, 2000
--------------------------------------------------------------------------------
                Date of Report (Date of Earliest Event Reported)


                      IDM Participating Income Company - II
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             (Exact Name of Registrant as Specified in its Charter)


California                           0-16832                         33-0177934
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(State or Other                    (Commission                  (I.R.S. Employer
Jurisdiction of                    File Number)                   Identification
incorporation)                                                              No.)





          2424 S.E. Bristol Street, Suite 333, Newport Beach, CA 92660
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                 (Address of Principal Executive Offices)  (Zip Code)


                                 (713) 706-6271
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              (Registrant's Telephone Number, Including Area Code)



--------------------------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)



951458.1

ITEM 4.     Changes in Registrant's Certifying Accountant

      (a) On May 3, 2000, the Registrant dismissed Deloitte & Touche LLP ("D&T") as its independent auditors. The reports of D&T on the Registrant's financial statements for the fiscal years ended December 31, 1999 and 1998 did not contain an adverse opinion, or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The Registrant's managing general partner approved the decision to change accountants. During the Registrant's two most recent fiscal years and subsequent interim periods, there we no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of D&T would have caused it to make reference to such disagreement in its reports.

      (b) The Registrant engaged Arthur Andersen LLP ("AA") to act as its independent auditors, effective May 3, 2000. During the two most recent fiscal years and subsequent interim periods, the Registrant has not consulted AA on items which (1) involved the application of accounting principles to a specified transaction, either completed or proposed, or involved the type of audit opinion that might be rendered on the Registrant's financial statements, or (2) concerned the subject matter of a disagreement or a reportable event with Registrant's former accountant.

ITEM 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Not Applicable

      (b)   Not Applicable

      (c)   Exhibits

      16.1. Letter from Deloitte & Touche LLP, dated May 4, 2000 addressed to the Securities and Exchange Commission in compliance with Item 304 of Regulation S-K.






951458.1
                                      2

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             IDM PARTICIPATING INCOME COMPANY-II
                                             a California Limited Partnership

                                        By:  IDM PARTICIPATING INCOME GENERAL
                                             PARTNERS CO.-II
                                             General Partner

                                        By:  IDM PARTICIPATING INCOME
                                             CORPORATION
                                             General Partner of the General
                                             Partner


                                        By:  s/ William J. Carden
                                             ------------------------------
                                             Name:  William J. Carden
                                             Title: Director



Date:  May  9, 2000






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                                EXHIBIT INDEX

Exhibit No.             Description
-----------             -----------
16.1                    Letter  from  Deloitte & Touche  LLP,  dated May 4, 2000
                        addressed to the Securities and Exchange Commission in compliance with Item 304 of Regulation S-K.






951458.1

                                 EXHIBIT 16.1







May 4, 2000

Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, DC 20549

Dear Sirs/Madams:

We have read and agree with the comments in Item 4(a) of Form 8-K of IDM Participating Income Company-II dated May 3, 2000.

Yours truly,


DELOITTE & TOUCHE LLP
Houston, Texas






951458.1